UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2005

SEGMENTZ, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-49606	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
429 Post Road, Buchanan, Michigan 49107
(Address of principal executive offices — zip code)
(269) 695-4920
(Registrant’s telephone number, including area code)
Not applicable
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
     ☐ Pre-commencement communications

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
Exhibit Index
Revolving Loan Agreement
Commercial Revolving Note
Continuing Guaranty, dated November 4, 2005
Press Release, Announcing Revolving Loan Agreement
Press Release, Announcing Earnings, dated 11/9/05

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On November 9, 2005, Segmentz, Inc. announced its earnings for the third quarter of 2005, and instructions regarding its earnings conference call. A copy of the earnings press release is hereby furnished as Exhibit 99.2.
ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION
On November 8, 2005, Segmentz, Inc. and its wholly owned subsidiary Express-1, Inc. entered into agreements (the “Loan Documents”) with Chemical Bank, under which Chemical Bank extended an asset-based line of credit to the companies. Under the Loan Documents Express may draw down under the line of credit the lesser of (i) $6,000,000 and (ii) 80% of the eligible accounts receivable plus $800,000. All obligations of Express under the agreements are secured by a blanket security interest in the personal property of Express. Segmentz entered into an agreement providing for a guaranty of the obligations of Express under the Loan Documents, which guaranty is secured by a blanket security interest in the personal property of Segmentz. All advances under the Loan Documents are subject to interest at the rate of Chemical Bank’s prime rate plus an applicable margin. The applicable margin ranges from negative 0.50% to positive 0.25%. The initial applicable margin will be negative 0.25%. The applicable margin is adjusted depending on Segmentz’ debt to tangible net worth ratio during the term of the loan facility. The maturity date of the loan is September 30, 2007.
The following Loan Documents are attached hereto as exhibits: Revolving Loan Agreement, Commercial Revolving Note, and Continuing Guaranty. The disclosures set forth herein are qualified in their entirety by the terms of the Loan Documents which are filed herewith as Exhibit 10.1 through Exhibit 10.3. A copy of a press release announcing the Revolving Loan Agreement is hereby furnished as Exhibit 99.1.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(c)     Exhibits
10.1	Revolving Loan Agreement between Segmentz, Inc., Express-1, Inc., and Chemical Bank, dated November 4, 2005

10.2	Commercial Revolving Note by Express-1, Inc., to Chemical Bank, dated November 4, 2005

10.3	Continuing Guaranty by Segmentz, Inc., to Chemical Bank, dated November 4, 2005

99.1	Press Release of Segmentz, Inc., Announcing Revolving Loan Agreement, dated November 9, 2005.

99.2	Press Release of Segmentz Inc., Announcing Earnings, dated November 9, 2005.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2005	SEGMENTZ, INC.

By: /s/ Mike Welch

	Name:	Mike Welch
	Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Revolving Loan Agreement between Segmentz, Inc., Express-1, Inc., and Chemical Bank, dated November 4, 2005

10.2	Commercial Revolving Note by Express-1, Inc., to Chemical Bank, dated November 4, 2005

10.3	Continuing Guaranty by Segmentz, Inc., to Chemical Bank, dated November 4, 2005

99.1	Press Release of Segmentz, Inc., Announcing Revolving Loan Agreement, dated November 9, 2005.

99.2	Press Release of Segmentz Inc., Announcing Earnings, dated November 9, 2005.